UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Definitive

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☐

Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under Rule 14a-12

CARDIFF INTERNATIONAL, INC.

(Name of Registrant As Specified in Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title and class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CARDIFF INTERNATIONAL, INC.

411 N New River Drive E

Unit 2202

Fort Lauderdale, FL 33301

February 27, 2015

Dear Fellow Shareholder,

On behalf of the board of directors and management of Cardiff International, Inc., I would like to cordially invite you to attend a special meeting of the shareholders to be held on Thursday, March 26th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 411 N New River Drive E, 7th Floor Business Office, Fort Lauderdale, FL 33301.

Our board of directors has fixed the close of business on February 11th, 2015 as the record date.  Only shareholders who hold shares of our Preferred B Series of stock as of the record date will be entitled to receive notice of, and to vote at, the special meeting, or any adjournments or postponements thereof.

The matters to be considered and voted upon are more fully set forth in the accompanying notice of special meeting and proxy statement. Your vote is very important to us, and whether or not you plan to attend the special meeting we ask that you please take the time to read the accompanying proxy statement and promptly complete, date, sign and return in the enclosed postage-paid envelope, your proxy card, which you may revoke at any time prior to its use.  If you are unable to attend the special meeting, your shares will be voted in accordance with your proxy. If you do attend the special meeting, and I hope you will, you may revoke the proxy and vote your shares in person.

Thank you for your investment in Cardiff International, Inc.

Very truly yours, /s/ Daniel R. Thompson Daniel R. Thompson Chairman of the Board of Directors

CARDIFF INTERNATIONAL, INC.

411 N New River Drive E

Unit 2202

Fort Lauderdale, FL 33301

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On Thursday, March 26th, 2015

February 27, 2015

To the Shareholders of Cardiff International, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (“Special Meeting”) of Cardiff International, Inc., a Florida corporation (“we”, “us”, “our”, or, the “Company”), will be held on Thursday, March 26th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 411 N New River Drive E, 7th Floor Business Office, Fort Lauderdale, FL 33301.

The purpose of the meeting is to consider and vote upon the following proposals

•	to amend the Lock-Up/Leak-Out Agreement for Series B Shareholders to increase the Holding Period until after an S1 Registration Statement is filed or a maximum of 12 months following this filing;

No business shall be transacted at the Special Meeting other than as set forth herein.

Our board of directors has fixed the close of business on February 11th, 2015 as the record date for determining Preferred B Series shareholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.

All shareholders of the Company as of the record date are cordially invited to attend the Special Meeting in person.  It is very important that your shares be represented at the Special Meeting. To ensure that your vote will be counted a proxy and postage-paid envelope have been enclosed with this notice of special meeting and proxy statement.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO PLEASE, AS PROMPTLY AS POSSIBLE, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.  YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY, IF YOU SO DESIRE, AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors, /s/ Daniel R. Thompson, Chairman of the Board of Directors and Secretary

PROXY STATEMENT FOR SPECIAL MEETING

OF THE SHAREHOLDERS OF

CARDIFF INTERNATIONAL, INC.

411 N New River Drive E

Unit 2202

Fort Lauderdale, FL 33301

This proxy statement is first being mailed on or about Thursday February 26, 2015 by Cardiff International, Inc.  The proxy accompanying this proxy statement is being solicited on behalf of our board of directors.

Record Date, Voting Securities, Quorum and Voting Tabulation

Our board of directors has fixed the close of business on February 11th, 2015 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof. As of the record date, we had 5,088,559 shares of Preferred B Series stock issued and outstanding and entitled to vote on the matters described herein (the “Voting Shares”). Each whole Voting Share entitles the holder thereof to one vote and each fractional Voting Share entitles the holder thereof to a factional vote. The presence, in person or by proxy, of the holders of a majority of the Voting Shares is necessary to constitute a quorum for the transaction of business at the Special Meeting. If a quorum exists, action on each matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action. Unless otherwise marked or indicated on the proxy, the shares will be voted “FOR” the approval of each of the proposals discussed herein.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election in conjunction with information received from our transfer agent. The inspector of election will also determine whether or not a quorum is present.

Shares which abstain from voting as to the proposals and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to any proposal (“broker non-votes”), will be counted for purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposal has been obtained, but will have the effect of reducing the number of affirmative votes required to achieve the majority vote on the proposal.

Revocability of Proxy

Any proxy given pursuant to this proxy solicitation may be revoked by the person giving it at any time prior to its use by delivering to us a written notice of revocation, a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer, nominee for election as a director or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the actions described in this proxy statement which is not shared by all other shareholders.

Dissenters’ Right of Appraisal

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Florida with respect to any of the matters proposed to be acted upon herein.

1

Submission of Shareholder Proposals

All shareholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices.  We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

Expenses of this Proxy Statement

We will pay all expenses associated with the distribution of this proxy statement, including, without limitation, all expenses associated with printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in connection with sending this proxy statement to the beneficial owners of shares of our common stock.

We will only deliver one proxy statement to multiple shareholders sharing one address unless we have received prior instructions to the contrary from one or more of such shareholders.  Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any shareholder or holders sharing an address to which multiple copies are now delivered.  Any such requests in writing should be directed to our principal executive offices at the following address:

CARDIFF INTERNATIONAL, INC.

411 N New River Drive E

Unit 2202

Fort Lauderdale, FL 33301

Telephone (818) 879-9722

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Preferred B Series stock as of February 11th, 2015. The information in this table provides ownership information for:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors and executive officers; and
•	all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC” or “Commission”) and includes voting or investment power with respect to our securities. A person (or group of persons) is deemed to be the “beneficial owner” of our securities if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of, or to dispose or direct the disposition of such securities. Accordingly, more than one person may be deemed to be the beneficial owner of the same security. Unless otherwise indicated, the persons named in the table below have sole voting and/or investment power with respect to the number of shares of common stock indicated as beneficially owned by them. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase shares of our Preferred B Series of stock. Preferred B Series stock beneficially owned and percentage ownership are based on 5,088,559 shares outstanding as of February 11th, 2015. Unless otherwise indicated, the address of each person listed is in care of Cardiff International, Inc., 411 N New River Drive E, Unit 2202, Fort Lauderdale, FL 33301.

Name and Address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Owner	Of Class(1)

Daniel Thompson, Chairman	720,000	14.1%
Officer, Director

Kathy Roberton, CEO Officer, Director	300,000	6.%

Jason A Levy	300,000	6.%
Officer, Director

All officers and directors as a group (3 persons)	1,320,000	26.1%

2

PROPOSAL – TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EXTEND THE LOCK-UP/LEAK-OUT HOLDING PERIOD FOR A MAXIMUM OF ONE YEAR.

General

As more fully explained below, we believe that it is in the best interests of our company and our shareholders to amend section 1 & 1.1 of the Lock-Up/Leak-Out Agreement increasing the holding period for Series B Preferred Shares. On February 5, 2015, our board of directors approved an amendment to the Lock Up/Leak Out Agreement for Series B Preferred Shareholder to amend the Lock-Up/Leak-Out Agreement for Series B Shareholders to increase the Holding Period until after an S1 Registration Statement is filed or a maximum of 12 months following this filing; The proposed amendment is referred to in this proxy statement as the “Authorized Amendment”. If approved by our shareholders, the Authorized Amendment will become effective when it is filed with the Secretary of State of Florida.

Reasons for the Increase Holding Period

As of February 11th, 2015, 5,088,559 shares of Preferred B Series stock have been issued and outstanding. If the Authorized Amendment is approved by our shareholders, it will protect our common stock shareholders, stabilize share price, attract investors, and allow the Company to acquire larger businesses. If the Authorized Amendment is not approved our Common Shareholders will suffer significant loss. We know that our growth depends on the use of Preferred shares as part of financing transactions pursuant to which we would issue shares of our common stock.

Effects of the Increase Holding Period

The amendment will increase the holding period of Series B Preferred Stock until after our S1 Registration Statement becomes effective or a maximum of 12 months following this filing. While Cardiff believes the company will qualify for a Secondary Public Offering, uplifting to a qualified Exchange within the next 12 months, we cannot guarantee this. Currently Cardiff’s Assets/Revenue/Cash/Debt do not qualify for an underwriting, the NYSE-AMEX Exchange or NASDAQ. However, Cardiff anticipates meeting the requirements of the NYSE-AMEX Exchange within the next 6 month period.

Our common stock is traded on OTC Markets which is a quotation service, not an exchange. OTC Markets does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting.

Advantages and Disadvantages of amending Section 1 & 1.1 of the Lock-Up/Leak-Out

As noted above, increasing the holding period will protect our common shareholders, stabilize share price, attract investors, attempt to move to the NYSE-AMEX Exchange and provide the Company with the ability to acquire larger acquisitions. There is no disadvantage to existing Preferred B Series shareholders unless the Company fails as this Amendment protects their investment.

Consequences to the Company of Failure to Approve the Authorized Amendment to amend Section 1 of the Lock-Up/Leak-Out Agreement governing Preferred B Series Shares

As noted above, the Company believes if not approved, it would have long-term negative effects --- both on capital formation as well as negatively impacting companies existing public shareholders. Holding periods are the mechanisms that enable companies who raise capital privately, to use that capital to grow the company for an established time period before new investors can “cash out” which would impact the market for the company’s shares. It is Cardiff’s opinion, that without an extension of the holding period, Cardiff could face three major negative impacts: First, it will greatly dilute common shareholders; Second, it will depress the price of shares significantly; Third, it will effect long-term investors which would deprive the Company of funding.

3

Vote by Board of Directors

On February 5th, the board of directors voted to approve the Authorized Amendment in order to amend section 1 of the Lock-Up/Leak-Out Agreement governing Preferred B Series shares.

Based on the foregoing discussion, the board of directors requests that shareholders approve the following resolution:

RESOLVED, that paragraph 1 & 1.1 of the Lock-Up/Leak-Out Agreement to read as follows:

1.        Except as otherwise expressly provided herein, Preferred B Series shareholders will not be allowed to convert their B certificates until after an S1 Registration Statement becomes effective and/or hold their certificates for an additional 12 month period following this filing. Following the amended holding period, the shareholder may sell as agreed to in the Lock-Up/Leak-Out Agreement as follows:

2.      The Shareholder shall be allowed to convert to Common Shares and sell an amount of the Shareholder’s Preferred Stock equal to 1% (one percent) of the total number of Preferred shares owned, on a monthly basis, for a period of four (4) years. Beginning in the first (1st) month of the fifth (5th) year, the Leak-Out agreement shall cease and the shareholder may liquidate the balance of their Preferred shares remaining. Shareholders understands that a “conversion” shall not exceed 4.9% of the issued and outstanding securities of the Company (to be defined for all purposes hereof as the amount indicated in the Company’s most recent filing with the SEC) during each month of the four (4) calendar years, (the “Leak-Out Period”).

Form of Amendment

Assuming that our shareholders approve this proposal, we intend to file the Authorized Amendment, the form of which is attached to this proxy statement as Annex 1, with the Secretary of State of the State of Florida as soon as practicable.

Effective Date

The Authorized Amendment will become effective upon filing amendment to the Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF

AMENDING THE LOCK-UP/LEAK-OUT AGREEMENT SECTION 1 & 1.1

4

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as “expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Proxy Statement as well as any cautionary language in this Proxy Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Proxy Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Proxy Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Proxy Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

* Annual Report on Form 10-K for the year ended December 31, 2013; and

* Quarterly Reports on Form 10-Q for the periods ended March 31, 2014, June 30, 2014 and September 30, 2014.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors /s/ Daniel Thompson Daniel Thompson, Chairman, CEO and Director Encino, California February 27, 2015

5

PROXY

CARDIFF INTERNATIONAL, INC.

This proxy is solicited on behalf of the Board of Directors

for the Special Meeting on March 26th, 2015

This proxy will be voted as specified by the shareholder.  If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the proxy statement.

The shareholder(s) represented herein appoint(s) Daniel Thompson, Kathy Roberton and Jason Levy as proxy with the power of substitution to vote all shares of Preferred B Series stock entitled to be voted by said shareholder(s) at the Special Meeting of the Shareholders of Cardiff International, Inc. to be held on Thursday, March 26th, 2015, at 10:00 a.m. Eastern Time at the principal executive offices of the Company, located at 411 N New River Drive E, 7th Floor Business Office, Fort Lauderdale, FL 33301 and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1 - TO APPROVE AN AMENDMENT TO OUR SERIES B PREFERRED STOCK RIGHTS AND PRIVILEGES TO INCREASE OUR HOLDING PERIOD OF ONE YEAR TO BE LENGTHEN TO ONE MONTH PAST OUR S1 REGISTRATION STATEMENT.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND FAX TO: 800- 664-5789; OR EMAIL TO: INVESTORRELATIONS@CARDIFFUSA.COM OR MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

No business shall be transacted at the Special Meeting other than as set forth in the notice.

Signature________________________________________Date__________________

Signature________________________________________Date__________________

NOTE:  Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope.  Please sign as your name appears hereon.  If shares are registered in more than one name, all owners should sign.  If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority.  Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.